GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
4.	GOODWILL AND OTHER INTANGIBLE ASSETS

The following table presents details of the Company’s intangible assets other than goodwill as of December 31:

	2013			2012
	Gross Carrying Amount	Accumulated Amortization and Foreign Exchange	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization and Foreign Exchange	Net Carrying Amount
	(in millions)
Customer base	$1,148.1	$335.4	$812.7	$1,149.0	$223.2	$925.8
Trade names and trademarks	554.0	83.7	470.3	552.9	55.8	497.1
Patents and technologies	241.4	102.4	139.0	223.9	68.1	155.8
Non-compete agreements	0.3	0.1	0.2	—	—	—

Total intangible assets	$1,943.8	$521.6	$1,422.2	$1,925.8	$347.1	$1,578.7

During 2012, as a result of reduced expectations of future cash flows of a reporting unit within the Wireless segment, certain intangible assets were determined to be impaired. A pretax impairment charge of $15.0 million for customer base, $8.3 million for trade names and trademarks and $6.0 million for patents and technologies intangible assets was recognized. The fair value of the intangible assets was estimated using a discounted cash flow method.

The Company’s finite-lived intangible assets are being amortized on a straight-line basis over the weighted-average amortization periods in the following table. The aggregate weighted-average amortization period is 12.6 years.

Weighted- Average Amortization Period
(in years)
Customer base	10.3
Trade names and trademarks	19.9
Patents and technologies	6.9
Non-compete agreements	4.0

Amortization expense for intangible assets was $174.9 million, $175.7 million, $171.2 million and $3.7 million for the years ended December 31, 2013 (Successor) and 2012 (Successor), the period January 15 – December 31, 2011 (Successor) and the period January 1 – January 14, 2011 (Predecessor), respectively. Estimated amortization expense for the next five years is as follows:

(in millions)
2014	$177.2
2015	177.2
2016	177.1
2017	152.1
2018	142.4

The following table presents the allocation of goodwill by reportable segment:

	Wireless	Enterprise	Broadband	Total
	(in millions)
Predecessor
Goodwill, net, as of January 1, 2011	$839.5	$20.9	$133.6	$994.0

Successor
Elimination of predecessor goodwill	(839.5)	(20.9)	(133.6)	(994.0)
Purchase price allocations	830.1	638.9	96.4	1,565.4
Foreign exchange	(1.3)	—	—	(1.3)

Goodwill, gross, as of December 31, 2011	828.8	638.9	96.4	1,564.1
Adjustments to purchase price allocations	(4.5)	(2.4)	(3.6)	(10.5)
Foreign exchange	0.5	—	—	0.5

Goodwill, gross, as of December 31, 2012	824.8	636.5	92.8	1,554.1
Preliminary purchase price allocations	—	23.0	—	23.0
Goodwill allocated to BiMetals sale	—	—	(6.5)	(6.5)
Foreign exchange	(3.7)	—	—	(3.7)

Goodwill, gross, as of December 31, 2013	$821.1	$659.5	$86.3	$1,566.9

Accumulated impairment charges at January 15, 2011	$—	$—	$—	$—
Impairment	(80.2)	—	—	(80.2)

Accumulated impairment charges as of December 31, 2011 and 2012	(80.2)	—	—	(80.2)
Impairment	—	—	(36.2)	(36.2)

Accumulated impairment charges as of December 31, 2013	$(80.2)	$—	$(36.2)	$(116.4)

Goodwill, net, as of December 31, 2013	$740.9	$659.5	$50.1	$1,450.5

During 2013, the Broadband segment experienced lower than expected levels of sales and operating income. Management considered these results and the longer term effect of market conditions on the continued operations of the business and determined that an indicator of possible impairment existed. A step one goodwill impairment test was performed using a discounted cash flow (DCF) valuation model. The significant assumptions in the DCF model are the annual revenue growth rate, the annual operating income margin, and the discount rate used to determine the present value of the cash flow projections. The discount rate was based on the estimated weighted average cost of capital as of the test date of market participants in the industry in which the Broadband segment operates. Based on the estimated fair values generated by the DCF model, the Broadband segment did not pass step one of the goodwill impairment test. Accordingly, a step two analysis was completed and a $36.2 million impairment charge was recorded (included in asset impairments on the Consolidated Statement of Operations and Comprehensive Income (Loss) for the year ended December 31, 2013). The weighted average discount rate used in the impairment test for the Broadband segment was 11.0% compared to 11.5% that was used in the 2012 annual goodwill impairment test. The goodwill impairment charge resulted primarily from lower projected operating results than those assumed during the 2012 annual impairment test.

No goodwill impairment charges were recorded in 2012. In connection with the annual goodwill impairment testing performed in 2011, the Company recorded goodwill impairment charges of $80.2 million, primarily as a result of lower projected operating results that were lower than those used in the purchase price allocation performed earlier in 2011.